Exhibit 99.1

[Cogent Logo]

Cogent Contacts:

For Public Relations:	For Investor Relations:

Jeff Henriksen + 1 (202) 295-4200 jhenriksen@cogentco.com	John Chang + 1 (202) 295-4212 investor.relations@cogentco.com

COGENT COMMUNICATIONS REPORTS FOURTH QUARTER AND 2005 RESULTS

[WASHINGTON, D.C. March 6, 2006] Cogent Communications Group, Inc. (NASDAQ: CCOI) today announced net service revenue of $33.2 million for the three months ended December 31, 2005, an increase of 17.7% over $28.2 million for the three months ended December 31, 2004. On-net revenue was $21.0 million for the three months ended December 31, 2005, an increase of 27.0% over $16.5 million for the three months ended December 31, 2004. On-net service is provided to customers located in buildings that are physically connected to Cogent’s network by Cogent-owned facilities. Net service revenue was $135.2 million for the year ended December 31, 2005, an increase of 48.1% over $91.3 million for the year ended December 31, 2004. On-net revenue was $78.3 million for the year ended December 31, 2005, an increase of 35.2% over $57.9 million for the year ended December 31, 2004.

Net cash used in operating activities was ($2.7) million for the three months ended December 31, 2005 as compared to net cash used in operating activities of ($4.6) million for the three months ended December 31, 2004. Net cash used in operating activities was ($9.1) million for the year ended December 31, 2005 as compared to net cash used in operating activities of ($26.4) million for the year ended December 31, 2004.

Earnings before interest, taxes, depreciation and amortization (EBITDA), as adjusted, was $2.5 million for the three months ended December 31, 2005 compared to ($4.1) million for the three months ended December 31, 2004. EBITDA, as adjusted, was $11.5 million for the year ended December 31, 2005 compared to ($13.3) million for the year ended December 31, 2004.

Basic and diluted net loss applicable to common stock was ($0.47) per share for the three months ended December 31, 2005 compared to ($47.22) per share for the three months ended December 31, 2004. Basic and diluted net loss applicable to common stock was ($1.96) per share for the year ended December 31, 2005 compared to ($175.03) per share for the year ended December 31, 2004. Weighted average common shares outstanding – basic and diluted — were 43,619,506 for the three months ended December 31, 2005 as compared to 820,125 for the three months ended December 31, 2004. Weighted average common shares outstanding – basic and diluted — were 34,439,937 for the year ended December 31, 2005 as compared to 763,540 for the year ended December 31, 2004.

Total customer connections were 9,988 as of December 31, 2005 compared to 9,178 as of December 31, 2004 an increase of 8.8%. On-net customer connections were 4,657 as of December 31, 2005 compared to 2,838 as of December 31, 2004 an increase of 64.1%. The number of on-net buildings was 1,040 as of December 31, 2005 as compared to 989 as of December 31, 2004.

Outlook — Full Year 2006 Estimates

•	Cogent estimates net service revenue for fiscal 2006 to be between $150.0 million and $155.0 million.

•	Cogent estimates EBITDA for fiscal 2006 to be between $20.0 million to $22.0 million.

•	Cogent estimates that its net loss per basic and diluted common share to be between $(1.40) to $(1.60) for the year ended December 31, 2006. Cogent’s guidance includes the expected $1.0 million to $1.5 million impact of non-cash stock based compensation expense related to the adoption of FASB Statement No. 123( R ), “Share Based Payment” and estimates approximately 44.0 million weighted average common shares outstanding.

•	Cogent estimates that its percentage of on-net revenues will increase from 57.9% of total revenues for the year ended December 31, 2005 to be between 70.0% to 75.0% for the year ended December 31, 2006.

Outlook — First Quarter 2006 Estimates

•	Cogent estimates net service revenue for the first quarter of 2006 to be between $33.5 million and $34.5 million.

•	Cogent estimates EBITDA for the first quarter of 2006 to be between $2.0 million to $3.0 million.

•	Cogent estimates that its net loss per basic and diluted common share to be between $(0.40) to $(0.50) for the first quarter of 2006. Cogent’s guidance includes the expected $0.3 million to $0.5 million impact of non-cash stock based compensation expense related to the adoption of FASB Statement No. 123( R ), “Share Based Payment” and estimates approximately 44.0 million weighted average common shares outstanding.

Conference Call and Web site Information
Cogent will host a conference call with financial analysts at 8:30 a.m. (EST) on March 7, 2006 to discuss Cogent’s operating results for the fourth quarter of 2005 and fiscal 2005 and expectations for 2006. Investors and other interested parties may access a live audio webcast of the earnings call under “Events” at the Investor Relations section of Cogent’s website at www.cogentco.com. A replay of the webcast, together with the press release, will be available on the website following the earnings call.

About Cogent Communications
Cogent Communications (NASDAQ: CCOI) is a multinational, Tier 1 facilities-based ISP. Cogent specializes in providing businesses with high speed Internet access and point-to-point transport services. Cogent’s facilities-based, all-optical IP network backbone spans 14 countries and provides IP services in over 95 markets located in North America and Europe.

Cogent Communications is headquartered at 1015 31st Street, NW, Washington, D.C. 20007. For more information, visit www.cogentco.com. Cogent Communications can be reached in the United States at (202) 295-4200 or via email at info@cogentco.com.

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COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES
Summary of Financial and Operational Results

Metric ($ in 000’s, except per share
data) — unaudited	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005

On-Net Revenue	$13,479	$13,632	$14,285	$16,538	$18,216	$18,936	$20,181	$20,995

% Change from previous Qtr.		1.1%	4.8%	15.8%	10.1%	4.0%	6.6%	4.0%

Off-Net Revenue	$4,892	$4,332	$5,107	$8,228	$12,747	$11,718	$10,553	$9,624

% Change from previous Qtr.		-11.4%	17.9%	61.1%	54.9%	-8.1%	-9.9%	-8.8%

Non-Core revenue (1)	$2,574	$2,423	$2,344	$3,452	$3,451	$3,152	$3,038	$2,603

% Change from previous Qtr.		-5.9%	-3.3%	47.3%	0.0%	-8.7%	-3.6%	-14.3%

Net service revenue — total	$20,945	$20,387	$21,736	$28,218	$34,414	$33,806	$33,772	$33,222

% Change from previous Qtr.		-2.7%	6.6%	29.8%	22.0%	-1.8%	-0.1%	-1.6%

Network operations expenses (2)	$15,735	$13,273	$14,303	$20,155	$22,937	$21,399	$21,495	$19,964

% Change from previous Qtr.		-15.6%	7.8%	40.9%	13.8%	-6.7%	0.4%	-7.1%

Gross margin (2)	$5,210	$7,114	$7,433	$8,063	$11,477	$12,407	$12,277	$13,258

% Change from previous Qtr.		36.5%	4.5%	8.5%	42.3%	8.1%	-1.0%	8.0%

Gross margin percentage	24.9%	34.9%	34.2%	28.6%	33.3%	36.7%	36.4%	39.9%

Selling, general and administrative expenses (3)	$9,581	$9,538	$9,089	$12,174	$10,296	$10,096	$10,176	$10,776

% Change from previous Qtr.		-0.4%	-4.7%	33.9%	-15.4%	-1.9%	0.8%	5.9%

Depreciation and amortization expenses	$14,536	$13,749	$13,369	$14,991	$13,680	$12,795	$12,432	$16,693

% Change from previous Qtr.		-5.4%	-2.8%	12.1%	-8.7%	-6.5%	-2.8%	34.3%

Amortization of deferred compensation	$3,032	$3,045	$2,960	$3,225	$3,195	$3,175	$3,164	$3,770

% Change from previous Qtr.		0.4%	-2.8%	9.0%	-0.9%	-0.6%	-0.3%	19.2%

Net loss	$(24,170)	$(22,225)	$(23,041)	$(20,224)	$(14,973)	$(16,151)	$(16,106)	$(20,288)

% Change from previous Qtr.		-8.0%	3.7%	-12.2%	-26.0%	7.9%	-0.3%	26.0%

Basic and diluted net loss per common share	$(35.94)	$(29.51)	$(28.58)	$(24.66)	$(0.96)	$(0.48)	$(0.37)	$(0.47)

% Change from previous Qtr.		17.9%	3.2%	13.7%	96.1%	50.0%	23.5%	-28.1%

Basic and diluted net loss per common share applicable to common stock – including beneficial conversion charges	$(68.70)	$(29.51)	$(32.87)	$(47.22)	$(0.96)	$(0.48)	$(0.37)	$(0.47)

% Change from previous Qtr.		57.0%	-11.4%	-43.7%	98.0%	50.0%	23.5%	-28.1%

Weighted average common shares – basic and diluted	672,457	753,130	806,151	820,125	15,610,772	33,963,566	43,474,555	43,619,506

% Change from previous Qtr.		12.0%	7.0%	1.7%	1,803.5%	117.6%	28.0%	0.3%

EBITDA, as adjusted (4)	$(4,371)	$(2,424)	$(2,435)	$(4,111)	$4,657	$2,311	$2,102	$2,482

% Change from previous Qtr.		44.5%	-0.5%	-68.8%	213.3%	-50.4%	-9.0%	18.1%

Cash (used in) provided by operating activities	$(11,582)	$(6,344)	$(3,863)	$(4,636)	$(6,622)	$(1,539)	$1,839	$(2,740)

% Change from previous Qtr.		45.2%	39.1%	-20.0%	-42.8%	76.8%	219.5%	-249.0%

Capital expenditures	$1,833	$2,205	$2,297	$3,800	$3,092	$5,058	$3,998	$5,194

% Change from previous Qtr.		20.3%	4.2%	65.4%	-18.6%	63.6%	-21.0%	29.9%

Customer Connections – end of period

On-Net	2,092	2,258	2,496	2,838	3,245	3,587	4,064	4,657

% Change from previous Qtr.		7.9%	10.5%	13.7%	14.3%	10.5%	13.3%	14.6%

Off-Net	1,134	1,140	1,427	4,481	4,469	4,302	4,108	4,027

% Change from previous Qtr.		0.5%	25.2%	214.0%	-0.3%	-3.7%	-4.5%	-2.0%

Non Core	1,468	1,309	1,305	1,859	1,721	1,579	1,437	1,304

% Change from previous Qtr.		-10.8%	-0.3%	42.5%	-7.4%	-8.3%	-9.0%	-9.3%

Total	4,694	4,707	5,228	9,178	9,435	9,468	9,609	9,988

% Change from previous Qtr.		0.3%	11.1%	75.6%	2.8%	0.3%	1.5%	3.9%

Other – end of period

Buildings On Net	877	930	961	989	1,000	1,009	1,026	1,040

Employees	230	235	265	297	291	285	307	325

(1)	Consists of legacy services of companies whose assets or business were acquired by Cogent, including email, retail dial-up Internet access, shared web hosting, managed web hosting, managed security, voice services (only provided in Toronto, Canada), point to point private line services, managed modem services and until December 31, 2004 services provided to LambdaNet Germany under a network sharing arrangement which has been terminated as more fully discussed in Cogent’s SEC filings.

(2)	Excludes amortization of deferred compensation of $212, $213, $207, $226, $96, $95, $95 and $113 in the three months ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, and December 31, 2005, respectively.

(3)	Excludes amortization of deferred compensation of $2,820, $2,832, $2,753, $2,999, $3,099, $3,080, $3,069 and $3,657 in the three months ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005 and December 31, 2005, respectively.

(4)	See schedule of non-GAAP metrics below for definition and reconciliation to GAAP measures. EBITDA, as adjusted, includes net gains from the disposition of assets of $750 and $3,476 in the three months ended March 31, 2004 and three months ended March 31, 2005, respectively. EBITDA, as adjusted excludes gains on debt and capital lease restructurings of $5,292, $842 and $844 for the three months ended December 31, 2004, June 30, 2005 and September 30, 2005 respectively. EBITDA as adjusted, also excludes restructuring charges related to the lease termination costs of the Company’s’ Paris office lease of $1,396, $425 and $1,319 taken during the three months ended September 30, 2004, December 31, 2004 and September 30, 2005, respectively.

Schedule of Non-GAAP Measures — EBITDA and EBITDA, as adjusted
EBITDA represents net (loss) income before income taxes, net interest expense, depreciation and amortization. Management believes the most directly comparable measure to EBITDA calculated in accordance with GAAP is cash flows (used in) provided by operating activities.

EBITDA, as adjusted, represents EBITDA less gains on debt and capital lease restructurings and restructuring charges. The Company has excluded the gains because they relate to its capital structure and the restructuring charges because they were non-cash charges. The Company believes EBITDA, as adjusted, is a useful measure of its ability to service debt, fund capital expenditures, expand its business and make bonus determinations for its employees. EBITDA, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information. The Company also believes that EBITDA is a frequently used measure by securities analysts, investors, and other interested parties in their evaluation of issuers.

EBITDA and EBITDA, as adjusted, are not recognized terms under generally accepted accounting principles in the United States, or GAAP, and accordingly, should not be viewed in isolation or as a substitute for the analysis of results as reported under GAAP, but rather as a supplemental measure to GAAP. For example, EBITDA is not intended to reflect the Company’s free cash flow, as it does not consider certain current or future cash requirements, such as capital expenditures, contractual commitments, changes in working capital needs, interest expenses and debt service requirements. The Company’s calculations of EBITDA and EBITDA, as adjusted, may also differ from the calculation of EBITDA and EBITDA, as adjusted, by its competitors and other companies and as such, its utility as a comparative measure is limited.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

EBITDA and EBITDA, as adjusted, are reconciled to cash flows (used in) provided by operating activities in the table below.

									Q1 2006
($ In 000’s) — unaudited	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Estimated	2006 Estimated

Cash flows (used in) provided by operating activities	$(11,582)	$(6,344)	$(3,863)	$(4,636)	$(6,622)	($1,539)	$1,839	$(2,740)	$300	$10,000

Changes in working capital	4,461	1,161	(2,569)	(2,447)	5,386	1,217	(2,782)	3,352	200	4,000

Cash interest expense, net	2,000	2,759	2,601	2,465	2,417	2,633	1,726	1,870	2,000	7,000

Gains on debt and capital lease restructurings and asset sales, net	750	—	—	5,374	3,476	842	844	—	—	—

EBITDA, including gains and restructuring charges	$(4,371)	$(2,424)	$(3,831)	$756	$4,657	$3,153	$1,627	$2,482	$2,500	$21,000

Gains on debt and capital lease restructurings	—	—	—	(5,292)	—	(842)	(844)	—	—	—

Restructuring charges	—	—	1,396	425	—	—	1,319	—	—	—

EBITDA, as adjusted	$(4,371)	$(2,424)	$(2,435)	$(4,111)	$4,657	$2,311	$2,102	$2,482	$2,500	$21,000

Cogent’s SEC filings are available online via the Investor Relations section of www.cogentco.com or on the Securities and Exchange website at www.sec.gov.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET INFORMATION

AS OF DECEMBER 31, 2004 AND 2005

(UNAUDITED AND IN THOUSANDS)

	2004	2005
Assets
Current assets:
Cash and cash equivalents	$13,844	$29,883
Short term investments	509	1,283
Accounts receivable, net	13,564	16,452
Prepaid expenses and other current assets	4,224	3,959

Total current assets	32,141	51,577
Total property and equipment, net	337,275	292,787
Total intangible assets, net	3,125	2,554
Asset held for sale	1,220	—
Other assets	4,825	4,455

Total assets	$378,586	$351,373

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$16,090	$11,521
Accrued liabilities	20,669	16,275
Current maturities, capital lease obligations	7,488	6,698

Total current liabilities	44,247	34,494
Amended and Restated Cisco Note—related party	17,842	—
Capital lease obligations, net of current maturities	95,887	85,694
Convertible subordinated notes, net of discount of $5,026 and $3,478, respectively	5,165	6,713
Other long term liabilities	2,955	3,471

Total liabilities	166,096	130,372

Stockholders’ equity:
Total stockholders’ equity	212,490	221,001

Total liabilities and stockholders’ equity	$378,586	$351,373

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2005

(UNAUDITED AND IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	2004	2005
Service revenue, net	$91,286	$135,213
Operating expenses:
Network operations (including $858 and $399 of amortization of deferred compensation, respectively)	64,324	86,193
Selling, general, and administrative (including $11,404 and $12,906 of amortization of deferred compensation)	51,786	54,250
Restructuring charge	1,821	1,319
Terminated public offering costs	779	—
Depreciation and amortization	56,645	55,600

Total operating expenses	175,355	197,362

Operating loss	(84,069)	(62,149)
Gains —debt, lease restructurings and asset sales	5,292	5,058
Interest expense, net	(10,883)	(10,427)

Net loss	$(89,660)	$(67,518)

Beneficial conversion charges	(43,986)	—

Net loss applicable to common shareholders	$(133,646)	$(67,518)

Net loss per common share:
Basic and diluted net loss per common share	$(117.43)	$(1.96)

Basic and diluted net loss per common share available to common shareholders	$(175.03)	$(1.96)

Weighted-average common shares—basic and diluted	763,540	34,439,937

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2005

(UNAUDITED AND IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	2004	2005
Service revenue, net	$28,218	$33,222
Operating expenses:
Network operations (including $226 and $113 of amortization of deferred compensation, respectively)	20,381	20,077
Selling, general, and administrative (including $2,999 and $3,657 of amortization of deferred compensation)	15,173	14,433
Restructuring charge	425	—
Depreciation and amortization	14,991	16,693

Total operating expenses	50,970	51,203

Operating loss	(22,752)	(17,981)
Gains —lease restructurings	5,292	—
Interest expense, net	(2,764)	(2,307)

Net loss	$(20,224)	$(20,288)

Beneficial conversion charge	(18,503)	—

Net loss applicable to common shareholders	$(38,727)	$(20,288)

Net loss per common share:
Basic and diluted net loss per common share	$(24.66)	$(0.47)

Basic and diluted net loss per common share available to common shareholders	$(47.22)	$(0.47)

Weighted-average common shares—basic and diluted	820,125	43,619,506

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONSOLIDATED CONDENSED CASH FLOW INFORMATION

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2005

(UNAUDITED AND IN THOUSANDS)

	2004	2005
Cash flows from operating activities:
Net cash used in operating activities	(26,425)	(9,062)

Cash flows from investing activities:
Purchases of property and equipment	(10,135)	(17,342)
Purchases of intangible assets	(317)	(129)
Sales (purchases) of short term investments, net	3,026	(774)
Cash acquired—acquisitions	2,336	—
Purchase of fiber optic network in Germany	(1,949)	(932)
Proceeds from asset sales	4,338	5,122

Net cash used in investing activities	(2,701)	(14,055)

Cash flows from financing activities:
Repayment of capital lease obligations	(6,630)	(6,899)
Repayment of advances from LNG Holdings	(1,242)	—
Cash acquired—mergers	42,358	—
Proceeds from sale of stock, net	—	63,723
Payment of Cisco note	—	(17,000)
Net cash provided by financing activities	34,486	39,824

Effect of exchange rate changes on cash	609	(668)

Net increase in cash and cash equivalents	5,969	16,039
Cash and cash equivalents, beginning of year	7,875	13,844

Cash and cash equivalents, end of year	$13,844	$29,883

Except for historical information and discussion contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The specific forward-looking statements cover Cogent’s expectations for revenue, EBITDA, earnings per share and percentage of on-net revenue for the first quarter of 2006 and fiscal year 2006. The statements in this release are not guarantees of future performance and actual results could differ materially from our current expectations. Numerous factors could cause or contribute to such differences. Some of the factors and risks associated with our business are discussed in Cogent’s filings with the Securities and Exchange Commission.

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